Exhibit 99.1a
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American Tower Corporation (the “Company”) for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), the undersigned, Steven B. Dodge, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002	By:	/S/ STEVEN B. DODGE
Steven B. Dodge Chief Executive Officer

Exhibit 99.1b

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American Tower Corporation (the “Company”) for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), the undersigned, Bradley E. Singer, Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002	By:	/S/ BRADLEY E. SINGER
Bradley E. Singer Chief Financial Officer and Treasurer